UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 3, 2013


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-53781                    98-0537233
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

     7117 US 31 S Indianapolis, IN                                 46227
(Address of Principal Executive Office)                          (Zip Code)

                                 (888) 250-2566
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 3, 2013, Stevia Corp., a Nevada corporation (the "Company") entered into a Warrant Exercise Reset Offer Letter Agreement (the "Reset Letter") with an accredited investor (the "Investor") whereby the Company and the Investor agreed that the Investor would immediately cash exercise its warrant to purchase 853,333 shares of common stock of the Company at an exercise price of $0.20 per share. In consideration for the Investor's immediate exercise, the Company agreed to issue to the Investor three new warrants in the amounts of 1,877,333, 1,066,666 and 2,346,666, with exercise prices of $0.20, $0.25 and $0.25 per share, respectively (the "Series A Warrants", "Series B Warrants" and "Series C Warrants", respectively, and collectively the "New Warrants"). The Series A Warrants are subject to the Company's call right, and the Series C Warrants are only exercisable upon the Investor's exercise in full of the Series A Warrants.

     In connection with the Reset Letter, the Company agreed to use its best efforts to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") within ten (10) business days. The Company will use its best efforts to have the Registration Statement declared effective by the SEC within thirty (30) days.

     Garden State Securities, Inc. (the "Placement Agent") served as the placement agent of the Company for the Offering. In consideration for services rendered as the Placement Agent, the Company agreed to: (i) pay to the Placement Agent cash commissions equal to $13,600, (ii) warrants equal to eight percent (8%) of the aggregate number of shares exercised by the Investor, and (iii) upon exercise of the New Warrants by the Company, the Placement Agent will receive additional warrants equal to eight percent (8%) of the number of shares issued upon exercise of the New Warrants (collectively, the "Agent Warrants").

     The foregoing descriptions of the Reset Letter and the New Warrants do not purport to be complete and are qualified in their entireties by reference to the full text of the Reset Letter and form of Warrant, which are filed as Exhibit
10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The information set forth in Item 1.01 above regarding the New Warrants and the Agent Warrants is hereby incorporated into this Item 3.02 by reference. The New Warrants and the Agent Warrants (including the shares of the Company's common stock underlying the New Warrants and the Agent Warrants) were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.                        Description
-----------                        -----------
   10.1         Reset Letter
   10.2         Form of Warrant

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2013                   STEVIA CORP.


                                    By: /s/ George Blankenbaker
                                        ----------------------------------------
                                        George Blankenbaker
                                        President


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